UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2017

VERSARTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4200 Bohannon Drive, Suite 250

Menlo Park, CA 94025

(Address of principal executive offices, including zip code)

(650) 963-8580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws

At the Annual Meeting (as defined in Item 5.07), as discussed in Item 5.07 (Proposal 2) in this Current Report on Form 8-K, the stockholders of Versartis, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the authorized number of shares of common stock, par value $0.0001 (“Common Stock”), the Company may issue from 50,000,000 shares to 100,000,000 shares. The Amendment became effective on May 31, 2017, upon filing of a certificate of amendment with the Secretary of State of the State of Delaware.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Versartis, Inc., attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 25, 2017, the Company held its Annual Meeting of Stockholders at 2:00 p.m. local time via live audio webcast (the “Annual Meeting”). As of April 4, 2017, the Company’s record date, there were a total of 35,162,043 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 25,585,129 shares of Common Stock were represented by online ballot or by proxy and, therefore, a quorum was present. Three items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1—Election of Directors to Hold Office Until the 2020 Annual Meeting of Stockholders

Dr. Srini Akkaraju, John Varian and Eric L. Dobmeier were elected to serve as members of the Company’s Board of Directors (the “Board”) for three-year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Dr. Srini Akkaraju	19,248,518	2,004,337	4,332,274
John Varian	19,759,352	1,493,503	4,332,274
Eric L. Dobmeier	18,418,032	2,834,823	4,332,274

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Jay P. Shepard, R. Scott Greer, Edmon R. Jennings, Dr. Shahzad Malik, Dr. Anthony Y. Sun.

Proposal 2—Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation

The stockholders approved an amendment to the Company’s Amended and Restated Certificate of incorporation increasing the number of authorized shares of common stock the Company may issue from 50,000,000 to 100,000,000 shares by the following vote:

For	Against	Abstain	Broker Non-Votes
20,732,202	4,678,085	174,842	—

Proposal 3—Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by the following vote:

For	Against	Abstain	Broker Non-Votes
25,464,991	119,590	548	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Versartis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERSARTIS, INC.

Dated: June 1, 2017	By:	/s/ Joshua Brumm
Joshua Brumm
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Versartis, Inc.